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EXHIBIT 99.2


                   COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(In thousands, except per share data)                              SEPTEMBER 30, 2006   December 31, 2005*
                                                                  -------------------- --------------------
                                                                      (UNAUDITED)
                        ASSETS
  Cash and due from banks, noninterest-bearing                      $           14,770   $           18,784
  Interest-bearing deposits in other banks                                       8,037                5,038
                                                                   -------------------- --------------------
    Total cash and cash equivalents                                             22,807               23,822
  Securities:
    Available for sale (amortized cost of $42,015 in September 2006
     and $43,133 in December 2005)                                              41,250               42,381
    Held to maturity (estimated market value of $1,748 in September
     2006 and $1,981 in December 2005)                                           1,806                2,029
  FHLB stock                                                                     6,625                5,829
  Loans held for sale                                                            4,979                4,894

  Loans                                                                        739,292              643,727
    Less allowance for loan losses                                               7,795                6,763
                                                                   -------------------- --------------------
          Net loans                                                            731,497              636,964

  Other real estate owned                                                          574                   26
  Accrued interest receivable                                                    4,230                3,345
  Premises and equipment, net                                                   10,403               10,537
  Goodwill                                                                       1,462                1,462
  Other assets                                                                  17,353               14,977
                                                                   -------------------- --------------------
          Total assets                                              $          842,986   $          746,266
                                                                   ==================== ====================

               LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits                                                          $          648,467            $ 564,990
  Short-term borrowings                                                         31,007               21,803
  Escrow deposits                                                                  749                  561
  Accrued interest payable                                                         489                  418
  Accrued expenses and other liabilities                                         2,760                3,857
  Long-term obligations                                                        103,537              103,541
                                                                   -------------------- --------------------
          Total liabilities                                                    787,009              695,170
                                                                   -------------------- --------------------

Stockholders' equity:
  Preferred stock, $1 par value, 3,000 shares authorized,
    no shares issued and outstanding                                                 -                    -
  Common stock, $1 par value, 14,000  shares authorized,
   6,511 and 4,305 shares issued and outstanding                                 6,511                4,305
  Additional paid-in capital                                                     2,894                2,735
  Accumulated other comprehensive loss                                            (470)                (462)
  Retained earnings                                                             47,042               44,518
                                                                   -------------------- --------------------
          Total stockholders' equity                                            55,977               51,096
                                                                   -------------------- --------------------
             Total liabilities and stockholders' equity             $          842,986   $          746,266
                                                                   ==================== ====================

Book value per common share**                                       $             8.60   $             7.91
                                                                   ==================== ====================

*Derived from audited consolidated financial statements.
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** The per share information is computed after giving the retroactive effect of a 3-for-2 stock split in the form of a 50% stock dividend declared on May 31, 2006 and paid on June 30, 2006.

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                                   COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                                   (Unaudited)

(In thousands, except per share data)                        THREE MONTHS ENDED                  NINE MONTHS ENDED
                                                                SEPTEMBER 30,                      SEPTEMBER 30,
                                                           2006              2005             2006              2005
                                                      ----------------  ---------------- ----------------  ----------------
INTEREST INCOME:
  Loans                                                $       14,235    $        9,907   $       39,130    $       25,827
  Securities                                                      503               525            1,522             1,592
  Other                                                            72                27              217                76
  Dividends on FHLB stock                                          93                46              266               155
                                                      ----------------  ---------------- ----------------  ----------------
       Total interest income                                   14,903            10,505           41,135            27,650
                                                      ----------------  ---------------- ----------------  ----------------

INTEREST EXPENSE:
  Deposits                                                      6,045             3,306           15,638             8,150
  Short-term borrowings                                           295               267              961               717
  Long-term obligations                                         1,241               891            3,486             2,078
                                                      ----------------  ---------------- ----------------  ----------------
       Total interest expense                                   7,581             4,464           20,085            10,945
                                                      ----------------  ---------------- ----------------  ----------------

NET INTEREST INCOME:                                            7,322             6,041           21,050            16,705
Provision for loan losses                                         525               575            1,885             1,550
                                                      ----------------  ---------------- ----------------  ----------------
       Net interest income after provision for
         loan losses                                            6,797             5,466           19,165            15,155
                                                      ----------------  ---------------- ----------------  ----------------

NONINTEREST INCOME:
   Gain on sale of loans                                          453               571            1,331             1,895
   Service charges and fees on loans                              136               248              415               652
   Deposit-related fees                                           536               495            1,521             1,305
   Bank-owned life insurance earnings                              91                95              283               253
   Other income, net                                               54                49              177               137
                                                      ----------------  ---------------- ----------------  ----------------
       Total noninterest income                                 1,270             1,458            3,727             4,242
                                                      ----------------  ---------------- ----------------  ----------------

NONINTEREST EXPENSES:
   Compensation and fringe benefits                             2,914             2,656            8,785             7,762
   Occupancy and equipment                                        969               911            2,821             2,626
   Professional and examination fees                              163               119              593               371
   Advertising                                                    149               160              407               404
   Other                                                          408               518            1,602             1,576
                                                      ----------------  ---------------- ----------------  ----------------
     Total noninterest expenses                                 4,603             4,364           14,208            12,739
                                                      ----------------  ---------------- ----------------  ----------------

Income before income taxes                                      3,464             2,560            8,684             6,658
Income tax expense                                              1,176             1,054            3,124             2,614
                                                      ----------------  ---------------- ----------------  ----------------

NET INCOME:                                            $        2,288    $        1,506   $        5,560    $        4,044
                                                      ================  ================ ================  ================

NET INCOME PER SHARE:
   Basic*                                              $         0.35    $         0.23   $         0.86    $         0.63
                                                      ================  ================ ================  ================
   Diluted*                                            $         0.34    $         0.23   $         0.84    $         0.62
                                                      ================  ================ ================  ================

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
   Basic*                                                       6,506             6,453            6,484             6,445
                                                      ================  ================ ================  ================
   Diluted*                                                     6,638             6,569            6,619             6,563
                                                      ================  ================ ================  ================
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*The share and per share information is computed after giving the retroactive effect of a 3-for-2 stock split in the form of a 50% stock dividend declared on May 31, 2006 and paid on June 30, 2006.


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AVERAGE BALANCES
COOPERATIVE BANKSHARES, INC.
                                                                      For the quarter ended
                                                         SEPTEMBER 30, 2006           SEPTEMBER 30, 2005
                                                     ---------------------------------------------------------
(DOLLARS IN THOUSANDS)                                                   Average                      Average
                                                      Average             Yield/  Average              Yield/
                                                      Balance  Interest   Cost    Balance   Interest   Cost
                                                     --------- --------  -------- --------- --------  --------
Interest-earning assets:
   Interest-bearing deposits in other banks          $ 4,843   $    72     5.95%  $  3,210  $    27     3.36%
   Securities:
        Available for sale                             42,162      482     4.57%    43,435      499     4.60%
        Held to maturity                                1,850       21     4.54%     2,290       26     4.54%
   FHLB stock                                           6,260       93     5.94%     5,667       46     3.25%
   Loan portfolio                                     735,475   14,235     7.74%   599,633    9,907     6.61%
                                                     --------  -------            --------  -------
    Total interest-earning assets                     790,590   14,903     7.54%   654,235   10,505     6.42%
                                                               -------                      -------

Non-interest earning assets                            38,680                       29,643
                                                     --------                     --------
Total assets                                         $829,270                     $683,878
                                                     ========                     ========

Interest-bearing liabilities:
   Deposits                                           585,239    6,045     4.13%   470,601    3,306     2.81%
   Borrowed funds                                     127,745    1,536     4.81%   114,472    1,158     4.05%
                                                     --------  -------            --------  -------
    Total interest-bearing liabilities                712,984  $ 7,581     4.25%   585,073  $ 4,464     3.05%
                                                               -------                      -------

Non-interest bearing liabilities                       61,939                       48,876
                                                     --------                     --------

    Total liabilities                                 774,923                      633,949
    Stockholders' equity                               54,347                       49,929
                                                     --------                     --------
Total liabilities and stockholders'equity            $829,270                     $683,878
                                                     ========                     ========

Net interest income                                            $ 7,322                      $ 6,041
                                                               =======                      =======

Interest rate spread                                                       3.29%                        3.37%
                                                                         =======                       ======

Net yield on interest-earning assets                                       3.70%                        3.69%

Percentage of average interest-earning
   assets to average interest-bearing
   liabilities                                                            110.9%                       111.8%
                                                                         ========                     =======
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